UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 3, 2002
                                 Date of Report
                        (Date of earliest event reported)



                                  Novell, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                    0-13351                    87-0393339
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)              Number)               Identification Number)



                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 861-7000
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

Novell, Inc. will issue a press release providing an overview of financial results for its first fiscal quarter of 2003 on Thursday, February 27, 2003 at 4pm EST. A one hour conference call with Novell management will be webcast at 5pm EST on Novell's Investor Relations web site at:
www.novell.com/company/ir/qresults
----------------------------------




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Novell, Inc.
                                                  (Registrant)

Date: February 3, 2002                    By  /s/  BETTY DEPAOLA
                                          --------------------------------------
                                                  (Signature)

                                                   Assistant Corporate Secretary
                                                  (Title)